SPDR® INDEX SHARES FUNDS

SPDR Bloomberg SASB Emerging Markets ESG Select ETF

(the “Fund”)

Supplement dated June 3, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated January 10, 2022, as may be supplemented from time to time

Effective immediately, Karl Schneider no longer serves as a portfolio manager of the Fund and has been replaced by Amy Cheng. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to Karl Schneider in the Prospectus, Summary Prospectus and SAI are deleted.

2)	The “PORTFOLIO MANAGERS” section on page 7 of the Prospectus, and on page 6 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Emiliano Rabinovich, Lisa Hobart and Amy Cheng.

Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2006.

Lisa Hobart is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2006.

Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2000.

3)

The Fund’s portfolio management team as discussed in the “Portfolio Managers” section on page 20 of the Prospectus is revised in accordance with the new portfolio management team listed in item 2 above. In addition, in the same section, the biography for Mr. Schneider is replaced by the following biography for Ms. Cheng:

Amy Cheng is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Within this group, she is the strategy leader for alternative asset equities. She is responsible for the management of various domestic, international and emerging market equity index strategies, including listed real estate securities and commodities. Prior to joining the Global Equity Beta Solutions Group in 2008, Ms. Cheng worked in SSGA’s Implementation Group, where she performed the day-to-day management of active developed and emerging market equity portfolios. She also worked as an operations associate responsible for funds managed by the active international equities team. Prior to joining SSGA in 2000, Ms. Cheng worked at Mellon Financial. Ms. Cheng earned a Bachelor of Arts in Economics and Political Science from the University of Rochester and a Master of Business Administration from the Carroll School of Management at Boston College. She is a member of the FTSE EPRA/NAREIT Global Real Estate Index Series Americas Regional Advisory Committee.

4)

The Fund’s portfolio management team as discussed in the “Portfolio Managers” section on page 37 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

5)	The following is added to the “Other Accounts Managed as of September 30, 2021” table on page 37 of the SAI:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Amy Cheng†,**	133	$865.07	380	$727.98	520	$489.99	$2,083.04

† Information for Ms. Cheng is provided as of April 30, 2022.

* There are no performance-based fees associated with these accounts.

** As of April 30, 2022, Ms. Cheng did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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